Exhibit 10.105

The Boeing Company P.O.Box 3707 Seattle, WA 98124 2207
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
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United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** for 787 ***
This agreement (Agreement) is between United Airlines, Inc. (Customer) and The Boeing Company (Boeing). Customer and Boeing will hereinafter be referred to individually as a “Party” and collectively as the “Parties”. Capitalized terms used in this Agreement without definitions have the meaning specified to them in the applicable 787 Purchase Agreement #2, as defined herein.
Pursuant to the terms and conditions of Purchase Agreement No. 03860 (787 Purchase Agreement #1) and Purchase Agreement No. 04815 (787 Purchase Agreement #2), collectively the 787 Purchase Agreements, (i) *** Boeing model 787-*** aircraft ***, (ii) *** Boeing model 787-*** aircraft *** (collectively, these 787-*** aircraft are referred to herein as the 787-*** Aircraft), and (iii) *** Boeing model 787-*** aircraft *** (787-*** Aircraft).
Boeing previously advised Customer that delivery of the 787-*** Aircraft and the 787-*** Aircraft *** (collectively, the *** Aircraft), ***. In recognition of Boeing’s and Customer’s long-standing relationship and Customer’s commitment to Boeing products, Boeing *** described herein to address the ***.
1.*** Delivery Schedule for *** Aircraft.
Customer and Boeing agree to *** the delivery *** of each 787-*** Aircraft from their respective *** to the corresponding ***, as set forth in Attachment A to this Agreement.
2.Customer ***.
Boeing *** the *** described in this Agreement to Customer to ***. Boeing *** these *** in *** of Customer’s *** to the Boeing model 787 aircraft including its *** to take delivery of the 787-*** Aircraft, and Customer’s *** with the terms set forth herein.
2.a.***
2.b.***
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2.c.***
2.d.***
3.***
4.Assignment. Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
5.Sufficient Consideration; ***.
Customer agrees that the considerations contained in this Agreement are Customer's ***. Such *** Customer may have relating to or arising under contract, at law or otherwise, with respect to the *** and will constitute complete, full and final settlement and satisfaction of any and all of Boeing’s obligations and liabilities to Customer with respect to the ***.
6.GOVERNING LAW.
THIS AGREEMENT WILL BE INTERPRETED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A., EXCEPT THAT THE CONFLICT OF LAWS PROVISIONS UNDER WASHINGTON LAW WILL NOT BE APPLIED FOR THE PURPOSE OF MAKING OTHER LAW APPLICABLE.
7.     Expiration.
If this Agreement is not executed by both Parties on or before December 22, 2022, this offer will expire.
8.    Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in 787 Purchase Agreement #2, Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters.”
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

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ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

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Attachment A: Scheduled Delivery *** for the 787-*** Aircraft

	Aircraft Model	Manufacturer Serial Number#	Effectivity#	Line Number#	*** Delivery ***	***
***	***	***	***	***	***	***
#Manufacturer Serial Number, Effectivity and Line Number data ***.
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